                               THE MAINSTAY FUNDS

                         MAINSTAY LARGE CAP GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                     FOR CLASS A, B, C, I, R1 AND R2 SHARES

                                 MARCH 31, 2005
                           AS REVISED APRIL 19, 2005
                           AS REVISED AUGUST 5, 2005

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 31, 2005 for the MainStay Large Cap Growth Fund (the "Fund"), a series of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in and is made a part of the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC (the "Distributor"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

The Financial Statements of the Fund (which apply to periods prior to the reorganization of the FMI Winslow Growth Fund with and into the Fund, as described in detail under "Additional Information about the Fund"), including the Financial Highlights for each of the periods presented appearing in the Annual Report to Shareholders dated June 30, 2004 and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, and the Semi-Annual Report to Shareholders dated December 31, 2004 (unaudited) are incorporated by reference into this SAI.

                               TABLE OF CONTENTS

THE MAINSTAY FUNDS........................................................     1
ADDITIONAL INFORMATION ABOUT THE FUND.....................................     1
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS...............................     1
THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM..........     1
   COMMERCIAL PAPER.......................................................     1
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................     2
   BORROWING..............................................................     2
   REPURCHASE AGREEMENTS..................................................     2
   REVERSE REPURCHASE AGREEMENTS..........................................     3
   U.S. GOVERNMENT SECURITIES.............................................     3
   STRIPPED SECURITIES....................................................     4
   LENDING OF PORTFOLIO SECURITIES........................................     4
   ILLIQUID SECURITIES....................................................     4
   RESTRICTED SECURITIES..................................................     4
   BANK OBLIGATIONS.......................................................     5
   FLOATING AND VARIABLE RATE SECURITIES..................................     5
   FOREIGN SECURITIES.....................................................     5
   FOREIGN CURRENCY TRANSACTIONS..........................................     6
   WHEN-ISSUED SECURITIES.................................................     8
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................     9
   LOAN PARTICIPATION INTRESTS............................................    14
   REAL ESTATE INVESTMENT TRUSTS ("REITs")................................    15
   OPTIONS ON FOREIGN CURRENCIES..........................................    15
   FUTURES TRANSACTIONS...................................................    16
   SWAP AGREEMENTS........................................................    21
   WARRANTS...............................................................    22
   SHORT SALES AGAINST THE BOX............................................    23
   RISKS ASSOCIATED WITH DEBT SECURITIES..................................    23
   RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS").............    23
   ZERO COUPON BONDS......................................................    24
   DEBT SECURITIES........................................................    24
   CONVERTIBLE SECURITIES.................................................    25
   ARBITRAGE..............................................................    25
   OPTIONS ON SECURITIES..................................................    25
   SECURITIES INDEX OPTIONS...............................................    28
   DOLLAR-WEIGHTED AVERAGE MATURITY.......................................    29
   SECURITIES OF OTHER INVESTMENT COMPANIES...............................    29
   EXCHANGE TRADED FUNDS..................................................    29
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT.................................    29
FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................    30
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...................................    30
RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER....................    30
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAME.............................    31
TRUSTEES AND OFFICERS.....................................................    31
   MANAGEMENT.............................................................    31
   BOARD OF TRUSTEES......................................................    34
   COMPENSATION...........................................................    36
   CODES OF ETHICS........................................................    36
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR...........................    37
   MANAGEMENT AGREEMENT...................................................    37
   SUBADVISORY AGREEMENT..................................................    37
   DISTRIBUTION AGREEMENT.................................................    38
   DISTRIBUTION PLANS.....................................................    38
   SHAREHOLDER SERVICE PLAN; SERVICE FEES.................................    40
   OTHER SERVICES.........................................................    40
   EXPENSES BORNE BY THE TRUST............................................    40
PROXY VOTING POLICIES AND PROCEDURES......................................    41
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    42

PORTFOLIO MANAGERS........................................................    43
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................    44
NET ASSET VALUE...........................................................    46
   HOW PORTFOLIO SECURITIES ARE VALUED....................................    46
SHAREHOLDER INVESTMENT ACCOUNT............................................    47
SHAREHOLDER TRANSACTIONS..................................................    47
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE............................    48
   HOW TO PURCHASE SHARES OF THE FUNDS....................................    48
   GENERAL INFORMATION....................................................    48
   BY MAIL................................................................    48
   BY TELEPHONE...........................................................    48
   BY WIRE................................................................    48
   ADDITIONAL INVESTMENTS.................................................    49
   SYSTEMATIC INVESTMENT PLANS............................................    49
   OTHER INFORMATION......................................................    49
   ALTERNATIVE SALES ARRANGEMENTS.........................................    49
   INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES........................    49
   PURCHASES AT NET ASSET VALUE...........................................    50
   REDUCED SALES CHARGES ON CLASS A SHARES................................    51
   LETTER OF INTENT (LOI).................................................    51
   CONTINGENT DEFERRED SALES CHARGE, CLASS A..............................    51
   CONTINGENT DEFERRED SALES CHARGE, CLASS B..............................    52
   CONTINGENT DEFERRED SALES CHARGE, CLASS C..............................    53
   REDEMPTIONS............................................................    53
   SYSTEMATIC WITHDRAWAL PLAN.............................................    53
   DISTRIBUTIONS IN KIND..................................................    53
   SUSPENSION OF REDEMPTIONS..............................................    54
   EXCHANGE PRIVILEGES....................................................    54
TAX-DEFERRED RETIREMENT PLANS.............................................    55
   INDIVIDUAL RETIREMENT ACCOUNT ("IRA")..................................    55
   403(b)(7) TAX SHELTERED ACCOUNT........................................    56
   GENERAL INFORMATION....................................................    56
   CALCULATION OF PERFORMANCE QUOTATIONS..................................    57
TAX INFORMATION...........................................................    59
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS.............................    60
   DISPOSITIONS OF FUND SHARES............................................    61
   DISCOUNT...............................................................    61
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS...................    62
   PASSIVE FOREIGN INVESTMENT COMPANIES...................................    62
   FOREIGN CURRENCY GAINS AND LOSSES......................................    63
   COMMODITY INVESTMENTS..................................................    63
   TAX REPORTING REQUIREMENTS.............................................    63
   FOREIGN TAXES..........................................................    64
   STATE AND LOCAL TAXES - GENERAL........................................    64
GENERAL INFORMATION.......................................................    64
   ORGANIZATION AND CAPITALIZATION........................................    64
   VOTING RIGHTS..........................................................    64
   SHAREHOLDER AND TRUSTEE LIABILITY......................................    64
   REGISTRATION STATEMENT.................................................    65
   SHARE OWNERSHIP OF THE FUND............................................    65
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    67
   TRANSFER AGENT.........................................................    67
   CUSTODIAN..............................................................    67
   LEGAL COUNSEL..........................................................    67
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.............................   A-1
APPENDIX B: SUMMARY OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES....   B-1

                               THE MAINSTAY FUNDS

The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolio of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 19 separate portfolios, one of which, the MainStay Large Cap Growth Fund (the "Fund" or together with the other series of the Trust, the "Funds"), is discussed in this SAI. The Fund, is a diversified fund as defined by the 1940 Act. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Fund and has entered into a Subadvisory Agreements with Winslow Capital Management, Inc. (the "Subadvisor").

The Fund was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. Accordingly, the "performance" section for the Class A shares of the Fund reflect the historical performance of the Winslow Fund for the time periods presented prior to March 31, 2005.

                      ADDITIONAL INFORMATION ABOUT THE FUND

The Prospectus discusses the investment objectives, strategies, risks and expenses of the Fund. This section contains supplemental information concerning certain securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Fund's Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings, in large capitalization companies.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

The Fund may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

        THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM

The loss of money is a risk of investing in the Fund. The Fund is not intended to constitute a balanced or complete investment program and the NAV of the Fund's shares will fluctuate based on the value of the securities held by the Fund. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

COMMERCIAL PAPER

The Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Subadvisor determines that the commercial paper is of comparable quality. In addition, the Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations ("S&Ls") if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Subadvisor to be of comparable high quality and liquidity. In addition, a portion of the Fund's assets may be maintained in money market instruments as described above in such amount as the Subadvisor deems appropriate for cash reserves.

BORROWING

The Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Fund's shares.

REPURCHASE AGREEMENTS

The Fund may enter domestic or foreign repurchase agreements with certain sellers determined by the Subadvisor to be creditworthy. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Trustees have delegated to the Fund's Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with banks or broker-dealers. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisor.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

LENDING OF PORTFOLIO SECURITIES

The Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board of Trustees. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf the Fund, has entered into an agency agreement with Investors Bank & Trust Company, which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Fund's Manager and Subadvisor.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadvisor determines to make securities loans, it is intended that the value of securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, the agent is not permitted to lend more than 5% of the Fund's total assets to any one counterparty.

Subject to the receipt of exemptive relief from the 1940 Act, the Fund, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Subadvisor determines the liquidity of the Fund's investments; in doing so, the Subadvisor may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

BANK OBLIGATIONS

The Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured.

FLOATING AND VARIABLE RATE SECURITIES

The Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

The Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Foreign securities are those issued by companies domiciled outside the U.S. and traded in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying securities. GDRs and IDRs are receipts issued by either global or international depositories evidencing ownership of underlying securities.

FOREIGN CURRENCY TRANSACTIONS

The Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that the Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, the Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which the Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts or cover its positions by holding or having the right to acquire property that the Fund has obligated itself to deliver. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of the Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which the Fund might employ a foreign currency transaction. When the Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

The Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

When the Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadvisor. The Fund generally will not enter into a forward contract with a term of greater than one year. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, the Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodians in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodians as described above. In the event the Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

It should be realized that the use of forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

The Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

The Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter the Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. The Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases.

The Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

WHEN-ISSUED SECURITIES

The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

At the time the Trust makes the commitment on behalf of the Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

The Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these instruments subject to the Fund's limitation on investments in illiquid securities.

MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Fund's Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund's Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, the Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by the Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

OTHER ASSET-BACKED SECURITIES. The Fund's Subadvisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with the Fund's investment objective and policies, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of

Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of REITs: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON FOREIGN CURRENCIES

The Fund may, to the extent that it invests in foreign currencies, purchase and write options on foreign currencies. The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

The Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodians) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or
(2) is greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in liquid assets in a segregated account with its custodians.

Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

The Fund may purchase and sell stock index futures to hedge the equity portion of the Fund's securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, the Fund may, to the extent it invests in foreign securities and subject to any applicable restriction on the Fund's ability to invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo,

London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund is not limited to the above-listed exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Consistent with applicable law, the Fund also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities -- assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge the Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

The Fund does not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Fund also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Information."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock future contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

SWAP AGREEMENTS

The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadvisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

The Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

A short sale is a transaction in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of the Fund's total assets. The Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Fund will only enter into short sales against the box with brokers the Subadvisor believe are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund's shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "junk" or "high-yield/risk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

Investors should be willing to accept the risk associated with investment in high-yield/high-risk securities. Investment in high-yield/high-risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield/high-risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high-yield/high-risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high-yield/high-risk bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield/high-risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield/high-risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield/high-risk bonds, especially in a thinly traded market. If the issuer of high-yield/high-risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high-yield/high-risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high-yield/high-risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

The use of credit ratings as the sole method for evaluating high-yield/high-risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield/high-risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high-yield/high-risk bonds in corporate transactions may have a material adverse effect on the Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. The Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund's investments, changes in relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund.

CONVERTIBLE SECURITIES

The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund's portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the price of the security in the different markets. The Fund does not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to the Fund, may be limited by the policy of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

OPTIONS ON SECURITIES

WRITING CALL OPTIONS. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option -- in return for a premium received -- the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities.

WRITING PUT OPTIONS. The Fund may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Trust's intention that the Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities.

PURCHASING OPTIONS. The Fund may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Subadvisor deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

MARRIED PUTS. The Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

The ability of the Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on the Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

The Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. The Fund may also allow options to expire unexercised.

DOLLAR-WEIGHTED AVERAGE MATURITY

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

EXCHANGE TRADED FUNDS

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Subadvisor may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund's share price.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

THE FUND MAY NOT:

1. With respect to 75% of the Fund's total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Fund maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

3. Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., the Fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.

4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for the Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities, or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

5. Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund's investment objectives and policies are not deemed to be loans for this purpose.

6. Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

7. Issue senior securities, except to the extent permitted under the 1940 Act.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the Fund's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, the Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FUND MAY NOT:

     (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

     (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

     (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that the Fund has written or traded over the counter and securities being used to cover options the Fund has written;

     (d) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidated, acquisition, or reorganization; provided, however, that the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act;

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Trustees.

     The Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

     (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) dealer undertakings to make a market in the 144A security; and

     (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, the Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

     (b) the 4(2) commercial paper is rated:

     (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

     (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

     (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

     The Fund may invest up to 20% of its net assets in Rule 144A securities, and may invest up to 20% of its net assets in 4(2) commercial paper.

              NON-FUNDAMENTAL POLICIES RELATED TO THE FUND'S NAME

The Fund's name suggests the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for the Fund that the Fund will invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in securities of large capitalization U.S. companies, as defined from time to time in the current prospectus for the Fund. Furthermore, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in this 80% policy.

                             TRUSTEES AND OFFICERS

MANAGEMENT

The Board of Trustees oversees the management of the Trust and elects its officers. Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED TRUSTEES*

                                                                                                            NUMBER OF
                                                                                                           PORTFOLIOS
                                         TERM OF                                                             IN FUND       OTHER
                                         OFFICE                              PRINCIPAL                       COMPLEX   DIRECTORSHIPS
     NAME AND      POSITION(S)         AND LENGTH                          OCCUPATION(S)                    OVERSEEN      HELD BY
  DATE OF BIRTH     WITH TRUST         OF SERVICE                       DURING PAST 5 YEARS                BY TRUSTEE     TRUSTEE
  -------------    -----------         ----------                       -------------------                ----------  -------------
GARY E. WENDLANDT  Chairman,    Chairman since 2002,     Chief Executive Officer, Chairman, and Manager,       56           None
10/8/50            Chief        Chief Executive Officer  New York Life Investment Management LLC
                   Executive    since 2004 and Trustee   (including predecessor advisory organizations)
                   Officer      since 2000               and New York Life Investment Management Holdings
                   and Trustee                           LLC; Executive Vice President, New York Life
                                                         Insurance Company; Executive Vice President and
                                                         Manager, NYLIFE LLC; Chairman, McMorgan &
                                                         Company LLC, Madison Capital Funding LLC, and
                                                         NYLCAP Manager LLC; Manager, MacKay Shields LLC;
                                                         Executive Vice President, New York Life
                                                         Insurance and Annuity Corporation; Chairman,
                                                         Chief Executive Officer, and Director, MainStay
                                                         VP Series Fund, Inc. (21 portfolios); Chief
                                                         Executive Officer, Eclipse Funds (3 Portfolios)
                                                         and Eclipse Funds Inc. (13 Portfolios) (since
                                                         June 2005); Executive Vice President and Chief
                                                         Investment Officer, MassMutual Life Insurance
                                                         Company (1993 to 1999).

* Trustee considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees."

                             NON-INTERESTED TRUSTEES

                                                                                                       NUMBER OF
                                                                                                      PORTFOLIOS
                                         TERM OF                                                        IN FUND          OTHER
                                         OFFICE                         PRINCIPAL                       COMPLEX      DIRECTORSHIPS
     NAME AND          POSITION(S)     AND LENGTH                     OCCUPATION(S)                    OVERSEEN         HELD BY
  DATE OF BIRTH         WITH TRUST     OF SERVICE                  DURING PAST 5 YEARS                BY TRUSTEE        TRUSTEE
  -------------        -----------     ----------                  -------------------                ----------     -------------
CHARLYNN GOINS       Trustee         Since 2001      Retired. Consultant to U.S. Commerce                 19      None
9/15/42                                              Department, Washington, DC (1998 to 2000).

EDWARD J. HOGAN      Trustee         Since 1996      Rear Admiral U.S. Navy (Retired); Independent        19      None
8/17/32                                              Management Consultant (1997 to 2002).

TERRY L. LIERMAN     Trustee         Since 1991      Community Volunteer; Chairman, Smartpaper            19      None
1/4/48                                               Networks Corporation; Partner, Health Ventures
                                                     LLC (2001 to 2005); Vice Chair, Employee Health
                                                     Programs (1990 to 2002); Partner, TheraCom
                                                     (1994 to 2001); President, Capitol Associates,
                                                     Inc. (1984 to 2001).

JOHN B. MCGUCKIAN    Trustee         Since 1997      Chairman, Ulster Television Plc; Pro                 19      Non-Executive
11/13/39                                             Chancellor, Queen's University (1985 to 2001).               Director, Allied
                                                                                                                  Irish Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental Group,
                                                                                                                  Plc; Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director, Unidare
                                                                                                                  Plc.

DONALD E. NICKELSON  Lead            Trustee since   Retired. Vice Chairman, Harbour Group                19      Director, Adolor
12/9/32              Non-Interested  1994; Lead      Industries, Inc. (leveraged buyout firm).                    Corporation;
                     Trustee         Non-Interested                                                               Director, First
                                     Trustee since                                                                Advantage
                                     2000                                                                         Corporation

RICHARD S. TRUTANIC  Trustee         Since 1994      Chairman, Somerset Group (financial advisory         19      None
2/13/52                                              firm); Managing Director and Advisor, The
                                                     Carlyle Group (private investment firm) (2001
                                                     to 2004); Senior Managing Director, Groupe
                                                     Arnault (private investment firm) (1999 to
                                                     2001).

                        OFFICERS (WHO ARE NOT TRUSTEES)*

                                                  TERM OF
                                                  OFFICE                                    PRINCIPAL
     NAME AND                  POSITION(S)      AND LENGTH                                OCCUPATION(S)
  DATE OF BIRTH                 WITH TRUST      OF SERVICE                             DURING PAST 5 YEARS
  -------------                -----------      ----------                             -------------------
ROBERT A. ANSELMI         Chief Legal Officer   Since 2003  Senior Managing Director, General Counsel and Secretary, New York Life
10/19/46                                                    Investment Management LLC (including predecessor advisory
                                                            organizations); General Counsel and Secretary, New York Life Investment
                                                            Management Holdings LLC; Senior Vice President, New York Life Insurance
                                                            Company; Vice President and Secretary, McMorgan & Company LLC;
                                                            Secretary, NYLIM Service Company LLC, NYLCAP Manager LLC, and Madison
                                                            Capital Funding LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds
                                                            Inc., and MainStay VP Series Fund, Inc.; Managing Director and Senior
                                                            Counsel, Lehman Brothers

                                                            Inc. (October 1998 to December 1999); General Counsel and Managing
                                                            Director, JP Morgan Investment Management Inc. (1986 to September 1998).

CHRISTOPHER O. BLUNT      President             Since 2005  Executive Vice President, New York Life Investment Management LLC and
5/13/61                                                     New York Life Investment Management Holdings LLC (since July 2004);
                                                            Manager and Executive Vice President, NYLIM Product Distribution, NYLIFE
                                                            Distributors LLC (since January 2005); Chairman, NYLIM Service Company
                                                            LLC (since March 2005); Chairman and Class C Director, New York Life
                                                            Trust Company, FSB (since December 2004); Chairman, New York Life Trust
                                                            Company (since February 2005); President, Eclipse Funds and Eclipse
                                                            Funds Inc. (since June 2005); Chairman and Chief Executive Officer,
                                                            Giving Capital, Inc. (2001 to June 2004); Chief Marketing Officer -
                                                            Americas, Merrill Lynch Investment Managers, and President, Mercury
                                                            Funds Distributors (1999 to 2001).

JEFFREY J. GABOURY        Vice President,       Since 2005  Managing Director of Fund Accounting and Administration, New York Life
10/23/68                  Treasurer, and                    Investment Management LLC (since December 2004); Manager, NYLIM Service
                          Chief Financial                   Company LLC (since March 2005); Executive Vice President, New York Life
                          Officer                           Trust Company (since February 2005); Vice President, Treasurer, and
                                                            Chief Financial Officer, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                            VP Series Fund, Inc. (since June 2005); Treasurer and Principal
                                                            Financial Officer, McMorgan Funds; Director of Fund Administration,
                                                            Investors Bank & Trust Company (1995 to 2004).

SCOTT T. HARRINGTON       Vice President -      Since 2005  Director, New York Life Investment Management LLC (including predecessor
2/8/59                    Administration                    advisory organizations); Vice President - Administration, MainStay VP
                                                            Series Fund, Inc., Eclipse Funds, and Eclipse Funds Inc. (since June
                                                            2005).

ALISON H. MICUCCI         Vice President -      Since 2004  Managing Director and Chief Compliance Officer, New York Life Investment
12/16/65                  Compliance                        Management LLC (June 2003 to present); Chief Compliance Officer, New
                                                            York Life Investment Management Holdings LLC (June 2003 to present);
                                                            Managing Director, Compliance, NYLIFE Distributors LLC; Vice President -
                                                            Compliance, Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                            Fund, Inc.; Deputy Chief Compliance Officer, New York Life Investment
                                                            Management LLC (September 2002 to June 2003); Vice President and
                                                            Compliance Officer, Goldman Sachs Asset Management (November 1999 to
                                                            August 2002).

MARGUERITE E.H. MORRISON  Secretary             Since 2004  Managing Director and Associate General Counsel, New York Life
3/26/56                                                     Investment Management LLC (since June 2004); Managing Director and
                                                            Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds, Eclipse
                                                            Funds Inc., and MainStay VP Series Fund, Inc.; Chief Legal Officer -
                                                            Mutual Funds and Vice President and Corporate Counsel, The Prudential
                                                            Insurance Company of America (2000 to June 2004).

RICHARD W. ZUCCARO        Vice President - Tax  Since 1991  Vice President, New York Life Insurance Company; Vice President, New
12/12/49                                                    York Life Insurance and Annuity Corporation, New York Life Trust
                                                            Company, FSB, NYLIFE Insurance Company of Arizona, NYLIFE LLC, and
                                                            NYLIFE Securities Inc.; Vice President, Tax, NYLIFE Distributors LLC;
                                                            Tax Vice President, New York Life International, LLC, New York Life
                                                            Trust Company, and NYLIM Service Company LLC; Vice President - Tax,
                                                            Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series Fund, Inc.

----------
* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

     BOARD OF TRUSTEES

     The Board of Trustees oversees the Funds, the Manager and the Subadvisor. The committees of the Board include the Audit Committee, Brokerage and Expense Committee, Dividend Committee, Performance Committee and Nominating Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which include members who are not Trustees.

     The purpose of the Audit Committee, which meets on an as needed basis, is:
(1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There were 6 Audit Committee meetings held during the fiscal period ended October 31, 2004.

     As of November 1, 2004, the Audit Committee retained the services of Alan
R. Latshaw as a financial expert consultant in lieu of an "Audit Committee Financial Expert" under Section 407 of the Sarbanes-Oxley Act of 2002, as well as the Trust's Audit Committee Charter. Mr. Latshaw receives an annual retainer of $45,000, as well as a fee of $1,000 for each Audit Committee meeting attended, plus reimbursements for travel and out-of-pocket expenses.

     The purpose of the Brokerage and Expense Committee is to consider and report its recommendations to the full Board, as appropriate, concerning best execution issues and other brokerage matters for the Funds. The members of the Brokerage and Expense Committee include Richard S. Trutanic, John B. McGuckian and Terry L. Lierman. There was 1 Brokerage and Expense Committee meeting held during the fiscal period ended October 31, 2004.

     The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee include Jeffrey J. Gaboury and Gary E. Wendlandt. There were no Dividend Committee meetings held during the fiscal period ended October 31, 2004.

     The purpose of the Operations Committee is to consider issues of importance to the efficient and orderly operations of the Funds, including but not limited to reviewing the implementation of policies and procedures of the Funds and of the Funds' service providers. The members of the Operations Committee include Edward J. Hogan and Terry Lierman. There were 3 Operations Committee meetings held during the fiscal year ended October 31, 2004.

     The purpose of the Performance Committee is to oversee the Funds' investment performance. The members of the Performance Committee include Charlynn Goins, Donald E. Nickelson Edward J. Hogan, and Terry L. Lierman,. There was 1 Performance Committee meeting held during the fiscal year ended October 31, 2004.

     The purpose of the Nominating Committee is: (1) to evaluate the qualifications of candidates and make nominations for Non-Interested trustee membership on the Board; (2) to nominate members of committees of the Board and periodically shall review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Non-Interested Trustees: Charlynn Goins, Edward J. Hogan,

Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There was 1 Nominating Committee meeting held during the fiscal period ended October 31, 2004.

     The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Gary E. Wendlandt, Charlynn Goins, Donald E. Nickelson, Richard S. Trutanic, Marguerite
E. H. Morrison, Jeffrey J. Gaboury and Alison H. Micucci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 3 Valuation Committee meetings held during the fiscal period ended October 31, 2004.

     The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Gary E. Wendlandt, Ravi Akhoury, Charlynn Goins, Alison H. Micucci, Marguerite E.H. Morrison, Jeffrey J. Gaboury, Donald
E. Nickelson and Richard S. Trutanic. There were 4 Valuation Subcommittee meetings held during the fiscal period ended October 31, 2004.

     As of April 1, 2005, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust was as follows:

                               INTERESTED TRUSTEE

                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                    DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE    SECURITIES IN THE FUND               FAMILY OF INVESTMENT COMPANIES
 ---------------    ----------------------   ------------------------------------------------------
Gary E. Wendlandt            None                                over $100,000

                             NON-INTERESTED TRUSTEES

                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
  NAME OF TRUSTEE     SECURITIES IN THE FUND               FAMILY OF INVESTMENT COMPANIES
  ---------------     ----------------------   ------------------------------------------------------
Charlynn Goins                 None                                 Over $100,000
Edward J. Hogan          $10,001 - $50,000                          Over $100,000
Terry L. Lierman               None                              $50,001 - $100,000
John B. McGuckian              None                                      $0
Donald E. Nickelson      $50,001 - $100,000                      $50,001 - $100,000
Richard S. Trutanic            None                                  $1 -10,000

As of December 31, 2004, each Trustee who is not an "interested person" of the Trust, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

                         NAME OF OWNERS AND               TITLE OF                         PERCENT OF
  NAME OF TRUSTEE     RELATIONSHIP TO TRUSTEE   COMPANY     CLASS    VALUE OF SECURITIES      CLASS
  ---------------     -----------------------   -------   --------   -------------------   ----------
Charlynn Goins                  N/A                                          None
Edward J. Hogan                 N/A                                          None
Terry L. Lierman                N/A                                          None
John B. McGuckian               N/A                                          None
Donald E. Nickelson             N/A                                          None
Richard S. Trutanic             N/A                                          None

     In connection with the initial approval of the Fund's Management Agreement and Subadvisory Agreement, the Trustees, including those Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisor, requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. In approving these agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees took into account principally the nature, quality and extent of the services to be performed by the Manager and Subadvisor in relation to fees to be received under the agreements, the investment performance of the Subadvisor in managing the FMI Winslow Growth Fund, an unaffiliated fund ("Winslow Fund") considered to be the Fund's predecessor, and other client accounts pursuing the same or similar investment objectives; the costs of the services to be provided to the Fund and profits to be realized by the Manager, Subadvisor and their affiliates from the relationship with the Fund; the extent to which economies of scale are projected by the Manager to be realized by the Fund as it grows; and whether fee levels reflect these potential economies of scale for the benefit of Fund investors. They considered these factors in light of the fact that the Manager proposed to create the Large Cap Growth Fund for purposes of implementing a reorganization with the Winslow Fund and a separate reorganization with the Blue Chip Growth Fund, another series of the Trust (collectively, the "Reorganizations").

     Among other things, the Trustees considered the Manager's and Subadvisor's personnel, technical resources, operations, financial condition and investment management capabilities and methodologies. In the case of the Manager, the Trustees considered the nature and quality of services that the Manager has provided historically to other series of the Trust. In the case of the Subadvisor, the Trustees considered the performance of other registered investment companies and private institutional accounts managed by the Subadvisor that are similar to the Large Cap Growth Fund and the fees received by the Subadvisor for providing such advisory services. The Trustees also considered other factors, including the fees and expenses borne by other funds in the market pursuing broadly similar strategies, in considering whether the Fund's management and sub-advisory fees seemed reasonable for the level of services to be provided by the Manager and the Subadvisor under the agreements. They also noted the Manager's and Subadvisor's willingness to implement contractual breakpoints, the Manager's agreement to voluntarily waive a certain portion of its management fee, and the Manager's agreement to limit the Fund's net expenses at a certain level. The Board considered certain benefits expected for, and risks borne by, the Manager and its affiliates. The Board discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, noting in particular the Manager's plans for marketing and distributing the Fund and the fact that the contractual breakpoints in place for the management fees were intended to provide that shareholders would share in benefits from economies of scale obtained. The Trustees also discussed alternatives to retaining the Manager and/or Subadvisor for this Fund and determined that, among other factors, the historical relationship between the Manager and the Mainstay Funds and the strong performance record of the Subadvisor currently outweighed the potential benefits of any feasible alternatives of which they were aware.

     These factors were considered by the Trustees at large, including during telephonic and in-person meetings with personnel of the Manager, fund counsel, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. Based on this review, it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Large Cap Growth Fund and its shareholders. One Non-Interested Trustee did not reach the same conclusion as the other Trustees and voted to not approve the Agreements.

COMPENSATION

     The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2004, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Non-Interested Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Chairman of the Audit Committee receives $2,000 and the Chairmen of the Brokerage, Operations and Performance Committees receives $1,000 for each meeting of the respective committees. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. Trustees who are affiliated with New York Life do not receive compensation from the Trust.

                               COMPENSATION TABLE

                                 AGGREGATE    PENSION OR RETIREMENT                       TOTAL COMPENSATION
                               COMPENSATION     BENEFITS ACCRUED         ESTIMATED      FROM THE TRUST AND THE
                                 FROM THE          AS PART OF         ANNUAL BENEFITS        FUND COMPLEX
  NAME OF PERSON, POSITION         TRUST          FUND EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
  ------------------------     ------------   ---------------------   ---------------   ----------------------
Charlynn Goins, Trustee          $103,000               0                    0                 $103,000
Edward J. Hogan, Trustee         $101,000               0                    0                 $101,000
Terry L. Lierman, Trustee        $102,000               0                    0                 $102,000

Donald E. Nickelson, Lead        $126,000                                                      $126,000
Non-Interested Trustee                                  0                    0
Richard S. Trutanic, Trustee     $ 98,000               0                    0                 $ 98,000
John B. McGuckian, Trustee       $ 90,000               0                    0                 $ 90,000

CODES OF ETHICS

The Trust, its Manager, the Subadvisor and its Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940
Act) of the Trust, the Manager (the "Non-Interested Trustees").

The Manager has authorized any of its managers, members, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus, the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager;

     (b) the fees to be paid to any subadvisor pursuant to a subadvisory agreement; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust, as the case may be.

     (d) For its services, the Fund pays the Manager a monthly fee. See the Prospectus, "Know with Whom You're Investing."

The Fund had not commenced operations as of October 31, 2004. Therefore, no management fee was paid by the Fund for the fiscal year ended October 31, 2004.

     Effective August 1, 2005, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

SUBADVISORY AGREEMENT

Pursuant to the Subadvisory Agreement between the Manager and Winslow Capital Management Inc. and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of the Fund and the Trust, the Subadvisor manages the Fund's portfolios, including the purchase, retention, disposition and loan of securities.

As compensation for services, the Manager, not the Fund, pays the Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of the aggregate average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, during the preceding month at an annual rate equal to:

- 0.40% of the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, up to $250 million;

- 0.35% of the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, from $250 million to $500 million;

- 0.30% of the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, from $500 million to $750 million;

- 0.25% of the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, from $750 million to $1 billion; and

- 0.20% of the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, in excess of $1 billion.

To date, the Large Cap Growth Fund is the only account managed by the Manager that is sub-advised by the Subadvisor.

The Subadvisory Agreement remains in effect for two years following its effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees.

The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

The Subadvisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by the Subadvisor or for any loss suffered by the Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

NYLIM and Winslow have also agreed that during the three years following the inception date of the Fund (April 1, 2005), NYLIM will recommend to the Trustees that they renew the term of the Subadvisory Agreement when it is up for renewal, except that NYLIM need not make this recommendation if:

     a. At the end of any fiscal quarter the Fund's gross performance falls below the median for the Lipper Large Cap Growth category for the preceding 12 months;

     b. The Fund falls outside of the Lipper Large Cap Growth category for two or more consecutive fiscal quarters;

     c. Any of Clark Winslow, Justin Kelly or Bart Wear is no long an active member of Winslow's Fund advisory team;

     d. Winslow, or any of its "affiliated persons" (as defined in the Investment Company Act) or with respect to Winslow any "person associated with an investment adviser" (as defined in the Advisers
          Act), commits acts of malfeasance, violations of Applicable Law, or breaches of fiduciary duty or any other acts or omissions that could form the basis for Winslow or NYLIM being ineligible under (A) section 9(a) or Section 9(b) of the Investment Company Act to serve as an investment adviser (or in any other capacity contemplated by the Investment Company Act) to a registered investment company or (B)
          section 203 of the Advisers Act to serve as an investment adviser or a person associated with an investment adviser; or

     e. Doing so would be reasonably likely to result in a breach by NYLIM of any fiduciary duty or requrement of Applicable Law.

The Trustees are not obligated to follow any NYLIM recommendation regarding renewal of the term of the Subadvisory Agreement.

The Fund had not commenced operations as of October 31, 2004. Therefore, no subadvisory fee was paid by the Fund for the fiscal year ended October 31, 2004.

DISTRIBUTION AGREEMENT

NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund or class or group of Funds or classes.

The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Non-Interested Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

The Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of the Fund (the "Class A Plan," the "Class B Plan" and the "Class C Plan,"). The Board has also adopted a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares (the "Class R2 Plan" and, together with the Class A Plan, Class B Plan and Class C Plan, the "12b-1 Plans").

Under the 12b-1 Plans, a class of shares of the Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Fund an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

The Distributor will advance to dealers who sell Class C shares of the Fund an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Fund may receive different compensation with respect to one particular class of shares as opposed to another in the Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Under the Class A Plan, Class A shares of the Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares for distribution or service activities, as designated by the Distributor.

Under the Class B Plan, the Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares.

Under the Class C Plan, the Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plan, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class C shares.

Under the Class R2 Plan, Class R2 shares of the Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor).

The Fund had not commenced operations as of October 31, 2004. Therefore, no distribution and service fees were paid and the Distributor has not incurred any expenses pursuant to the Class A, Class B, Class C or Class R2 Plans for the fiscal year ending October 31, 2004.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

The Board has adopted a shareholder services plan with respect to the Class R1 and Class R2 shares of the Fund (each a "Services Plan"). Under the terms of the Services Plan, the Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 Shares.

Under the terms of the Services Plan, the Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

The Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Non-Interested Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Non-Intererested Trustees. The Services Plan was approved by the Trustees, including the Non-Interested Trustees, at a meeting held on December 10, 2004.

The Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1 and R2 share of the Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

The Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES

Pursuant to an Amended and Restated Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. In addition, the Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MSS, a division of NYLIM Service Company, LLC, the Fund's transfer agent and an affiliate of NYLIM, for the cost of certain correspondence to shareholders and the establishment of certain shareholder accounts. The Fund had not commenced operations as of October 31, 2004. Therefore, the Fund has not paid any fees under this Agreement for the fiscal year ending October 31, 2004.

EXPENSES BORNE BY THE TRUST

Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodians and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions;
(6) the fees of any trade association of which the Fund or the Trust is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

The Fund has entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom the Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PROXY VOTING POLICIES AND PROCEDURES

It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Trustees of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. The Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Fund's Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

     Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

     Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

     Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

     Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Trust's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Trust shareholders, under its usual policy; or (3) forward the proxies to the Trust's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

SUBADVISOR PROXY VOTING GUIDELINES. With respect to the Fund, the Manager has delegated proxy voting authority to the Fund's Subadvisor, Winslow Capital Management LLC. A summary of the Subadvisor's proxy voting policies and procedures are provided at Appendix B.

FUND'S PROXY VOTING RECORD. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available on the Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager will publicly disclose the complete schedule of the Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose the Fund's top-ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings or top 10 holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-MAINSTAY (1-800-624-6782).

In addition, the Manager may share the Fund's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Fund, including IBT, who require access to such information in order to fulfill their contractual duties to the Fund; as of the date of this SAI, those service providers are: The Bank of New York, KPMG LLP, Russell Mellon, ISS, IDC, Princeton Financial Systems and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis; as of the date of this SAI, those entities are: Bloomberg, Morningstar, Standard & Poor's, Thompson Financial and Lipper. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

Generally, employees of the Manager who have access to non-public information regarding the Fund's portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Fund's Manager, the Subadvisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Non-Interested Trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Fund, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be approved by the Board.

                               PORTFOLIO MANAGERS

The number of other accounts and the total assets of other accounts managed by the Fund's portfolio managers, as of December 31, 2004, within the following categories: (a) Registered Investment Companies, (b) other pooled investment vehicles; and (c) other accounts is set forth below:

                    NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                ASSETS BY ACCOUNT TYPE               THE ADVISORY FEE IS BASED ON PERFORMANCE
                    ----------------------------------------------   ----------------------------------------
                      REGISTERED     OTHER POOLED                      REGISTERED   OTHER POOLED
                      INVESTMENT      INVESTMENT         OTHER         INVESTMENT    INVESTMENT      OTHER
PORTFOLIO MANAGER     COMPANIES        VEHICLES        ACCOUNTS         COMPANIES     VEHICLES     ACCOUNTS
-----------------   -------------   -------------   --------------     ----------   ------------   --------
Clark J. Winslow    1/$33 million   2/$56 million   4/$110 million        0/$0          0/$0         0/$0
Justin Kelly        1/$33 million   2/$56 million   4/$110 million        0/$0          0/$0         0/$0
Bart Wear           1/$33 million   2/$56 million   4/$110 million        0/$0          0/$0         0/$0

As of December 31, 2004, the dollar range of fund securities beneficially owned by the Fund's portfolio managers in the Fund (when it was the Winslow Fund) ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000) was as follows:

PORTFOLIO MANAGER   DOLLAR RANGE OF OWNERSHIP IN THE FUND
-----------------   -------------------------------------
Clark J. Winslow               Over $1,000,000
Justin Kelly                 $100,001 - $500,000
Bart Wear                    $100,001 - $500,000

Certain employees of the Manager such as portfolio managers and other investment personnel may be responsible for managing investments in the MainStay Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in their investment management activities related to the Fund and potentially their interest in the investment management activities related to various other accounts each manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Fund and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, the Manager has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Fund and other accounts managed. The Sub-Advisor has adopted similar policies and procedures.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management. In addition, these employees are Winslow Capital Management shareholders or hold vested options. An employee's total compensation package (i.e., salary, annual incentives and firm ownership) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Subadvisor will seek the best execution of the Fund's orders. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

Under the Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or Subadvisor may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Trust. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for the Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

The management fees paid by the Trust, on behalf of the Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of the Funds to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Fund.

The Fund had not commenced operations as of October 31, 2004. Therefore, no brokerage commissions were paid by the Fund for the fiscal year ending October 31, 2004.

The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

The Trust determines the NAV per share of each class of the Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of the Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the Fund are valued:

     (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with the Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Fund at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in the

Fund's calculation of its NAV. The Subadvisor and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more MainStay Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                         SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by MSS. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

MSS may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

     - dividend and capital gain changes (including moving dividends between account registrations);

     -    address changes;

     - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

     -    exchange requests between identical registrations; and

     -    redemptions less than $100,000 to the record address only.

     In addition, MSS may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of the Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of the Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Fund are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MSS.

BY MAIL

Initial purchases of shares of the Fund should be made by mailing the completed application form to the investor's registered representative. Shares of the Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by the Fund plus any applicable sales charge.

BY TELEPHONE

An investor may make an initial investment in the Fund by having his or her registered representative telephone MSS between 8:30 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Fund and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

An investor may open an account and invest by wire by having his or her registered representative telephone MSS between 8:30 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS______
SHAREHOLDER NAME _______________________________
SHAREHOLDER ACCOUNT NO. _____________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

Wiring money to the Trust will reduce the time a shareholder must wait before redeeming shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

Additional investments in the Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents; through financial services firms that have entered into an agreement with the Fund or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

Investors whose bank is a member of the ACH may purchase shares of the Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date.

OTHER INFORMATION

Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor to the Fund, purchase shares of the Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

The sales charge on Class A shares of the Fund is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Class A shares of the Fund will be determined according to the following table:

                                                          SALES CHARGE AS A PERCENTAGE OF
                       SALES CHARGE AS A PERCENTAGE OF:           OFFERING PRICE:
                       --------------------------------   -------------------------------
                                           NET                              RETAINED
      AMOUNT OF              OFFERING    AMOUNT                RETAINED      BY THE
       PURCHASE                PRICE    INVESTED              BY DEALER   DISTRIBUTOR
      ---------              --------   --------              ---------   -----------
Less than $50,000              5.50%      5.82%                    4.75%     0.75%
$50,000 to $99,999             4.50%      4.71%                    4.00%     0.50%
$100,000 to $249,999           3.50%      3.63%                    3.00%     0.50%
$250,000 to $499,999           2.50%      2.56%                    2.00%     0.50%
$500,000 to $999,999           2.00%      2.04%                    1.75%     0.25%
$1,000,000 or more*            None       None                See Below*     None

----------
* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See section titled "Purchases At Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

The sales charge applicable to an investment in Class A shares of the Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 at a hypothetical price of 10.00 per Class A share of the Fund.

NAV per Class A Share                            $10.00
Per Share Sales Charge - 5.50% of
   offering price (5.82% of NAV per share)       $ 0.58
Class A Per Share Offering Price to the Public   $10.58

PURCHASES AT NET ASSET VALUE

Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

The Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its affiliates and their employees, officers, directors, or agents or former employees (and immediate family members); employees (and immediate family members) of the Subadvisor of any MainStay Fund. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Fund are sold at NAV to the CollegeSense 529 Plan.

In addition, the Trust will treat Class A share purchases of the Fund in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

Class A shares of the Fund also may be purchased at NAV, without payment of any sales charge, by shareholders of the Winslow Fund who received Class A shares of the Fund in connection with the Reorganization of Winslow Fund with and into the Fund, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Fund or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Fund, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

Class I shares of the Fund are sold at NAV. Class I shares may be purchased by
(i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors.

Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of the Fund, at the time of sale and/or annually on Class I shares held, to certain dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in the Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

Under a right of accumulation, purchases of one or more MainStay Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

LETTER OF INTENT (LOI)

     Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses NYLIM Service Company LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of the Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Fund, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of the Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of the Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the contingent deferred sales charge:

                          CONTINGENT DEFERRED SALES
YEAR SINCE PURCHASE   CHARGE AS A PERCENTAGE OF AMOUNT
    PAYMENT MADE       REDEEMED SUBJECT TO THE CHARGE
-------------------   --------------------------------
First                               5.0%
Second                              4.0%
Third                               3.0%
Fourth                              2.0%
Fifth                               2.0%
Sixth                               1.0%
Thereafter                          None

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in the Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with the Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

Shareholders should notify MSS, the Fund's transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Fund at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of the Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS

Shares may be redeemed directly from the Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

Upon the redemption of shares the Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MSS to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

SYSTEMATIC WITHDRAWAL PLAN

MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

DISTRIBUTIONS IN KIND

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

Exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, shares of each Class of the Fund may be exchanged for shares of an identical class of a MainStay Fund (including series of The MainStay Funds, Eclipse Funds and Eclipse Funds, Inc.) registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time).

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the MainStay Money Market Fund for Class A shares of the Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

Shares of the Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the

Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of the Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

It is the policy of the Trust to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

Shares of the Fund may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. The Fund may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

Shares of the Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Two types of IRAs are available -- a traditional IRA and the Roth IRA. MainStay also offers the Coverdell Education Savings Account.

TRADITIONAL IRAs. An individual may contribute as much as $4,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (1) $4,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $8,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $4,500 and by a married couple is $9,000.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2005 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($70,000-$80,000 for married individuals filing a joint return and $50,000 - $60,000 for single filers). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

ROTH IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $4,000 ($8,000 for a married couple, $4,500 for individuals over age 50, and $9,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year through 2005, and $1,000 for 2006 and beyond.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

Shares of the Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

Shares of the Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Fund's custodians and transfer agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

From time to time the Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. Performance information provided for the Fund's Class A shares includes the performance information for the Winslow Fund, the predecessor to the Fund, for periods from inception of the Winslow Fund, July 1, 1995, through the date of its reorganization with and into the Class A shares of the Fund on March 31, 2005. No performance information is provided for the Class B, C, I, R1 or R2 shares as those classes had not yet been offered as of the date of this SAI.

In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

Quotations of the Fund's average annual total return will be calculated according to the following SEC formulas:

AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent 1-, 5- and 10-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for the Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

     P(1+T)(n) = ERV

     Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return.

     n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5- and 10-year periods (or fractional portion).

The average annual total returns of the Class A shares of the Fund for the 1-year and 5-year periods ended December 31, 2004 and the period from inception to December 31, 2004 (including such periods as the Fund was organized as the Winslow Fund) were as follows:*

                          YEAR     FIVE YEARS
                          ENDED       ENDED         SINCE
FUND                    12/31/04    12/31/04    INCEPTION (A)
----                    --------   ----------   -------------
Large Cap Growth Fund    13.93%      -3.86%         7.36%

* Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund shares (a predecessor to the Fund). Such information has not been adjusted to reflect the fees and expenses of the Class A shares; had it been, the performance shown would have been lower.

(a) The Fund's inception date is July 1, 1995.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-year, and, as applicable, 5-year and 10-year periods ended December 31, 2004, and the period from inception to December 31, 2004, that would equate the initial $1,000 investment according to the following formula:

     P(1+T)(n) = ATV(D)

     Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return (after taxes on distributions).

     n = number of years.

     ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) of the Class A shares of the Fund for the 1-year and 5-year periods ended December 31, 2004 and the period from inception to December 31, 2004 (including such periods as the Fund was organized as the Winslow Fund) were as follows:*

                          YEAR     FIVE YEARS
                          ENDED       ENDED         SINCE
FUND                    12/31/04    12/31/04    INCEPTION (A)
----                    --------   ----------   -------------
Large Cap Growth Fund    13.93%      -7.12%         3.56%

* Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund shares (a predecessor to the Fund). Such information has not been adjusted to reflect the fees and expenses of the Class A shares; had it been, the performance shown would have been lower.

(a)  The Fund's inception date is July 1, 1995.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2004, and the period from inception to December 31, 2004, that would equate the initial $1,000 investment according to the following formula:

     P(1 + T)(n) = ATV(DR)

     Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return (after taxes on distributions and redemption).

     n = number of years.

     ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The Fund may also include its current dividend rate in its Prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of the Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of the Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of the Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

The average annual total returns (after taxes on distributions and redemption) of the Class A shares of the Fund for the 1-year and 5-year periods ended December 31, 2004 and the period from inception to December 31, 2004 (including such periods as the Fund was organized as the Winslow Fund) were as follows:*

                          YEAR    FIVE YEARS
                         ENDED       ENDED          SINCE
FUND                    2/31/04    12/31/04    INCEPTION (A)
----                    -------   ----------   --------------
Large Cap Growth Fund    9.06%      -4.83%          4.82%

* Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund shares (a predecessor to the Fund). Such information has not been adjusted to reflect the fees and expenses of the Class A shares; had it been, the performance shown would have been lower.

(a) The Fund's inception date is July 1, 1995.

                                 TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of the Fund as regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. The Fund that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

DISPOSITIONS OF FUND SHARES

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of the Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

DISCOUNT

Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by the Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by the Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by the Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

A regulated investment company is required under the Internal Revenue Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

TAX REPORTING REQUIREMENTS

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax advisor to determine the tax status of the Fund distribution and/or gains from redemptions in his or her own state and locality (or foreign country).

Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Under the backup withholding provisions of Section 3406 of the Internal Revenue Code, all such taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN TAXES

Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes that were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

STATE AND LOCAL TAXES - GENERAL

The state and local tax treatment of distributions received from the Fund and any special tax considerations associated with foreign investments of the Fund should be examined by shareholders with regard to their own tax situations.

                              GENERAL INFORMATION

The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 28% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income (including distributions of net investment income and net short-term capital gains) to him or her.

ORGANIZATION AND CAPITALIZATION

The Fund is a separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The organizational expenses of the Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting an individual Fund or a particular class of shares issued by the Fund. Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscriptions rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUND

As of February 28, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of the Fund. The following table sets forth information concerning beneficial and record ownership, as of February 28, 2005, of the Fund's shares by each person who beneficially or of record owned more than 5% of the voting securities of the Fund. The table also sets forth information concerning beneficial and record ownership, as of February 28, 2005 of the Fund's shares by each person who beneficially or of record owned more than 25% of the voting securities of the Fund.

                                                      Amount of
     Name and Address of Beneficial Owner       Beneficial Ownership   Percentage Ownership
     ------------------------------------       --------------------   --------------------
Wells Fargo Investments LLC                            220,034                20.60%
FBO Clark J. Winslow IRA
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402

Winslow Capital Management, Inc.                        98,744                 9.24%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Clark J. Winslow
400 Robert Street North
St. Paul, MN 55101

Wells Fargo Investments LLC                            120,478                11.28%
FBO Sharon L. Winslow IRA
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402

Peter  R. Kitchak                                      107,960                10.11%
135 West Point Road
Excelsior, MN 55331

Winslow Capital Management, Inc.                        91,760                 8.59%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Richard E. Pyle
400 Robert Street North
St. Paul, MN 55101

Winslow Capital Management, Inc.                        58,946                 5.52%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO R. Bart Wear
400 Robert Street North
St. Paul, MN 55101

Winslow Capital Management, Inc.                        58,556                 5.48%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Joseph J. Docter
400 Robert Street North
St. Paul, MN 55101

Winslow Capital Management, Inc.                        53,404                 5.00%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Jean A. Baillon
400 Robert Street North
St. Paul, MN 55101

Officers and directors as a group (6 persons)                0                    0%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's independent registered public accounting firm. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

TRANSFER AGENT

NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 66 Brooks Drive, Braintree, Massachusetts 02184-3839 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIAN

Effective July 1, 2005, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117, is custodian of cash and securities of certain Funds of the Trust and has subcustodial agreements for holding such Funds' foreign assets. It is expected that IBT will become the custodian for all of the Funds of the Trust effective August 1, 2005.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa. Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                   APPENDIX B

           SUMMARY OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

     As discussed under "Proxy Voting Policies and Procedures," where the Manager has engaged the services of a Subadvisor to manage a portfolio of the Funds on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Subadvisor. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Fund. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

     Winslow Capital Management, Inc. ("WCM") is the Subadvisor to the MainStay Large Cap Growth Fund. Investor Responsibility Research Center ("IRRC") acts as WCM's proxy voting agent. IRRC offers guidance and advice on proxy voting, enabling WCM to make informed, considered decisions that reflect WCM's investment philosophies. IRRC does not advocate on any side of the issues it covers. WCM thoroughly reviews and analyzes all proposals before deciding how to vote the proxies. Generally, WCM will vote proxies in favor of management recommendations on proposals that involve standard, recurring matters. Issues that are not standard are reviewed and voted on a case-by-case basis by WCM.

     The discussion that follows sets forth the material terms of WCM's proxy voting procedures and policies.

     Proposals Relating to the Election of the Board of Directors. WCM believes that good governance starts with an independent board of directors.

     - WCM will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

     - WCM may withhold proxy votes for non-independent directors who serve on the audit, nominating or compensation committees of the board.

     Proposals Relating to Classified Boards. WCM generally votes proxies against a management proposal to adopt a classified board of directors and for a management proposal to repeal a classified board. WCM votes management proposals to amend a classified board on a case by case basis.

     Proposals Relating to Corporate Restructuring. WCM votes proxies regarding the following management proposals on a case by case basis:

     -    Approve a recapitalization;

     - Approve restructuring the company (including, a bankruptcy restructuring);

     -    Approve the liquidation of the company;

     -    Approve a leveraged buyout of the company;

     - Approve the spin off of certain operations or divisions of the company; or

     -    Approve the sale of assets.

     -    Approve the reincorporation of the company in a different state;

WCM generally votes against the reincorporation of the company in a different state if it would reduce shareholder rights.

     Proposals Relating to Cumulative Voting. WCM generally votes proxies for a management proposal to adopt cumulative voting. WCM generally votes proxies against a management proposal to eliminate cumulative voting.

     Proposals Relating to Dual Class Capitalizations. WCM generally votes proxies against a management proposal to authorize dual or multiple classes of common stock. WCM generally votes proxies regarding a management proposal to amend or eliminate authorized dual or multiple classes of common stock on a case by case basis.

     Proposals Relating to Equal Access. WCM generally votes proxies regarding shareholder proposals that would allow shareholders equal access to management's proxy material on a case by case basis.

     Proposals Relating to Golden Parachutes. In general, WCM will vote proxies regarding "golden parachute" plans on a case by case basis.

     Proposals Relating to Greenmail. WCM generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     Proposals Relating to Increases in Authorized Common Stock. WCM generally votes proxies regarding a management proposal to decrease the number of shares of common stock authorized for issuance on a case by case basis. WCM generally votes proxies in favor of a management proposal to amend the terms, preferences or rights of the company's common stock. WCM generally votes proxies against a management proposal to increase authorized common stock if dilution is more than 15% of current authorized shares.

     Proposals Relating to Mergers and Acquisitions. WCM considers mergers and acquisitions on a case-by-case basis.

     Proposals Relating to Shareholders' Rights. WCM views the exercise of shareholders' rights - including the right to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. WCM generally votes proxies in favor of proposals to lower barriers to shareholder action, and generally votes proxies against proposals that have the effect of reducing shareholders' rights (including, a management proposal to approve a non-technical amendment to its charter documents).

     Proposals Relating to Supermajority Voting. WCM generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. WCM generally votes proxies against proposals to impose super-majority requirements or proposals that would increase the vote required under existing super-majority voting requirements.

     Proposals Relating to Equity-Based Compensation Plans. WCM encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, WCM is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     - WCM will generally vote proxies against a plan if the plan dilution is more than 15% of outstanding common stock or if the minimum equity overhang of all plans is more than 15% of outstanding common stock.

     - WCM generally votes proxies against plans that have any of the following structural features: the plan allows for the repricing of underwater options, the plan allows for non-qualified options to be priced at less than 100% of the fair market value on the grant date, the plan contains change-in-control provisions, the plan allows the administrator to accelerate the vesting of outstanding awards, the plan allows the administrator to grant reload options, the plan results in the company's equity overhang exceeding the 75th percentile of its peer group or if the plan allows the administrator to provide loans to exercise awards.

     - WCM generally votes proxies against the amendment of a stock option plan if the amendment extends the post-retirement exercise period, enhances existing change-in-control features, or adds such features, or increases the per employee limit for awards.

     - WCM generally votes proxies in favor of a management proposal to limit per-employee annual option awards.

     - WCM generally votes proxies in favor of a management proposal to extend the term of a stock option plan for employees.

     - WCM generally votes proxies against a director stock option plan if the plan dilution is more than 3% of outstanding common stock, if the minimum equity overhang of all plans is more than 15% of outstanding common stock, if the plan allows non-qualified options to be priced at less than 100% of the fair market value, if the plan authorizes 5 or more types of awards or if the plan allows for non-formula discretionary awards.

     - WCM generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

     Proposals Relating to Approval of Independent Auditors. WCM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence. WCM will vote proxies against the approval or ratification of auditors where non-audit fees make more than 50% of the total fees paid by the company to the audit firm.

     Shareholder Proposals. In voting on shareholder proposals, WCM will generally vote proxies in favor of the following types of proposals:

     -    Requiring shareholder ratification of the company's auditors.

     -    Requiring the company's auditors to attend the annual meeting.

     -    Limiting consulting by the company's auditors.

     -    Requiring the adoption of confidential voting.

     - Making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or recklessness or willful neglect.

     - Asking the board of directors to allow shareholders to vote on a shareholder rights plan (poison pill).

     - Forcing the company to opt out of a state takeover statutory provision.

     -    Requiring the company to expense stock options.

     In voting on shareholder proposals, WCM will generally vote proxies against the following types of proposals:

     -    Asking the board to include more women and minorities as directors.

     - Seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

     - Requiring minimum stock ownership by directors if more than 5000 shares

     -    Calling for the adoption of cumulative voting.

     -    Seeking the repeal of a classified board of directors.

     -    Seeking to repeal fair price provisions.

     -    Capping executive pay.

     - Seeking to link executive compensation to non-financial criteria, particularly social criteria.

     In voting on shareholder proposals, WCM will generally vote proxies regarding the following types of proposals on a case by case basis:

     -    Requiring the rotation of the company's auditors.

     -    Restoring preemptive rights.

     -    Eliminating the company's discretion to vote unmarked proxy ballots.

     - Asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

     - Asking the company to study sales, spin-offs or other strategic alternatives.

     -    Requiring a majority vote to elect directors.

     Social Issue Proposals. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. WCM generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications. For example, WCM will generally vote proxies in favor of the following types of proposals:

     - Asking the company to develop or report on human rights policies, depending on the country of concern.

     - Asking the company to review operations or limit or end operations in Burma.

     - Asking the company to report on its environmental impact or plans, unless management has already issued a written statement beyond the legal minimum.

     - Asking management to certify that the company's operations are free of forced labor.

     In voting on social issue proposals, WCM will generally vote proxies regarding the following types of proposals on a case by case basis:

     - Requiring the development of social, economic and ethical criteria that the company could use to determine the acceptability of military contracts.

     - Asking management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

     - Asking management to report on the company's contracts for the development of ballistic missile defense technologies or the company's foreign military sales.

     -    Asking management to end nuclear weapons production.

     - Requiring the company limit or end political spending or increase the disclosure of the company's political spending activities.

     - Asking management to report on or change tobacco product marketing or requiring the company to sever links with the tobacco industry.

     -    Requiring management to review or promote animal welfare.

     -    Requesting affirmation of political nonpartisanship.

     - Requiring the company to review its operations' impact on local groups.

     Miscellaneous Corporate Proposals. Generally, WCM will vote proxies in favor of management recommendations on the following types of proposals:

     -    Technical amendments to the company's charter documents.

     -    Approving financial statements.

     - Issuance of stock warrants, unless when exercised would exceed 15% of outstanding voting power.

     - Authorization of preferred stock, unless the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

     -    Share repurchase.

     -    Stock split.

     -    Redemption of a shareholder rights plan (poison pill).

     -    Adoption of fair price provisions.

     -    Opting out of state takeover law.

     Generally, WCM will vote proxies regarding management recommendations on the following types of proposals on a case by case basis:

     -    Creation or elimination of preemptive rights.

     -    Indemnification for directors and officers.

     - Ability of directors to fill vacancies on the board of directors without shareholder approval.

     Generally, WCM will vote proxies against management recommendations on the following types of proposals:

     -    Ratification or adoption of a shareholder rights plan (poison pill).

     -    Repeal of fair price provisions.

     Conflicts of Interest. If WCM determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of WCM, the Adviser or any affiliate of the Fund, WCM or the Adviser on the other hand, then WCM will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under New York Stock Exchange rules, and, on other issues, WCM will follow the vote recommendation of IRRC.